UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 1, 2018

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(800) 978-8136

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 5.02(e) below is hereby incorporated by reference in this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e).

On October 1, 2018, Summit Healthcare REIT, Inc. (the “Company”) entered into amendments to the employment agreements of two of its named executive officers, Kent Eikanas, President and Chief Operating Officer, and Elizabeth Pagliarini, Chief Financial Officer. These employment agreements were approved by the Company’s Compensation Committee and Board of Directors.

The descriptions of the employment agreements entered into with Mr. Eikanas and Ms. Pagliarini set forth below are qualified in their entirety by reference to the full text of the agreements, copies of which are filed herewith and incorporated by reference herein.

Each amendment extends the applicable employment agreement for a three-year term and increases the base salary of the named executive officer. The new base salaries for Mr. Eikanas and Ms. Pagliarini are $350,000 per year and $275,000 per year, respectively. Additionally, the amendment to Ms. Pagliarini’s employment agreement provides for:

•	An increase in the amount payable by the Company upon the termination of Ms. Pagliarini’s employment without cause or for good reason (each as defined in the agreement), and an extension of the time over which it will be paid;
•	An increase in the amount of the death benefit payable to Ms. Pagliarini under the term life insurance policy paid for by the Company;
•	An increase in the amount payable by the Company upon the parties’ failure to renew Ms. Pagliarini’s employment agreement, and an extension of the time over which it will be paid; and
•	An increase in the amount payable by the Company upon a change in control (as defined in the agreement).

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement, dated as of October 1, 2018, between Kent Eikanas and the Company.

10.2	Amendment No. 2 to Employment Agreement, dated as of October 1, 2018, between Elizabeth Pagliarini and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name:	Elizabeth A. Pagliarini
Title:	Chief Financial Officer

Dated: October 2, 2018